UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 7, 1996


                           HIRSCH INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE               0-23434          11-2230715
- ----------------------------    -----------   -------------------
(State or other jurisdiction    (Commission      (IRS Employer
 of incorporation)              File Number)  Identification No.)




                200 WIRELESS BOULEVARD, HAUPPAUGE, NEW YORK 11788
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (516) 436-7100


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On June 7, 1996 Hirsch International Corp. (the "Company") acquired all of the outstanding capital stock of Sewing Machine Exchange, Inc. ("SMX") for $8.69 million. The purchase price was payable by delivery to each of the two shareholders of SMX of a promissory note in the principal amount of $4.25 million and by delivery of an aggregate of 9,375 shares of the Company's Class A Common Stock. Pursuant to the terms of the promissory notes, the Company was required to make a principal payment on each note in the amount of $2.5 million on June 12, 1996 with the balance of each note ($1.75 million) payable in 60 equal monthly installments of principal and interest beginning July 7, 1996.

         In order to fund the acquisition of SMX and to repay approximately $2.5 million of SMX debt, the Company entered into a $7.5 million term loan agreement with a bank.

         SMX is the exclusive distributor in the states of Illinois, Iowa, Minnesota, Wisconsin, North and South Dakota and Nebraska of single and multihead embroidery machines manufactured by Tajima Industries Ltd., the exclusive distributor in 11 midwestern states of 1, 4 and 12 head embroidery machines and related software manufactured by Melco Embroidery Systems. SMX also distributes industrial sewing machines.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

         It is presently impractical to provide the financial statements required to be presented hereunder at the time of filing this report. Such financial statements will be filed by amendment to this Form 8-K as soon as practical, but in no event later than sixty (60) days after the date of filing of this Form 8-K.

(b)      Pro Forma Financial Information

         It is presently impractical to provide the pro forma financial information required to be presented hereunder at the time of filing this report. Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practical, but in no event later than sixty (60) days after the date of filing of this Form 8-K.



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



(c)      Exhibits

         (2) Stock Purchase Agreement dated as of June 7, 1996 by and among Hirsch International Corp., Ronald H.
                  Krasnitz and Martin Krasnitz




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




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HIRSCH INTERNATIONAL CORP.



                                         By:\s\ Henry Arnberg
                                            --------------------------
                                            Henry Arnberg, President



Date:  June 19, 1996


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